UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

ASHLAND INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed to update the Current Report on Form 8-K filed by Ashland Inc ("Ashland") on January 27, 2023 (the "Original Form 8-K") in connection with the results of Ashland's Annual Stockholder Meeting held on January 24, 2023 (the "Annual Meeting"). The main purpose of this amendment is to correct minor errors in the Annual Meeting results for Proposal 1 and 3 as reported under Item 5.07 in the Original 8-K and to restate the entire Proposal 1 and 3 results as follows:

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proposal 1: All of the nominees for director were elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Steven D. Bishop	46,108,846	141,535	61,222	3,084,606
Brendan M. Cummins	45,990,826	257,219	63,558	3,048,606
Suzan F. Harrison	46,164,658	83,563	63,381	3,048,606
Jay V. Ihlenfeld	46,091,569	178,075	41,958	3,048,606
Wetteny Joseph	46,180,303	67,434	63,866	3,084,606
Susan L. Main	46,066,920	203,762	40,920	3,084,606
Guillermo Novo	45,403,112	843,160	65,330	3,084,606
Jerome A. Peribere	45,947,823	321,493	42,287	3,084,606
Janice J. Teal	46,017,708	250,897	42,997	3,084,606

Proposal 3: The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed in Ashland’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
45,298,244	909,742	103,616	3,084,606

The errors originally reported had no impact on the outcome of the voting results for Proposal 1 and 3. Other than the preceding disclosure, no other disclosure in the Original Report is being amended pursuant to this amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.

Date:	January 31, 2023	By:	/s/ Yvonne Winkler von Mohrenfels
Yvonne Winkler von Mohrenfels Senior Vice President, General Counsel and Secretary